Exhibit 99(a)

CROWN AMERICAS LLC

CROWN AMERICAS CAPITAL CORP. V

LETTER OF TRANSMITTAL

for

OFFER TO EXCHANGE

all outstanding 4.250% Senior Notes Due 2026

for

4.250% Senior Notes Due 2026

that have been registered under the Securities Act of 1933

144A CUSIP Number: 22819K AA8

Regulation S CUSIP Number: U20350 AA9

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2017 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

Deliver to the Exchange Agent:

By Mail, Overnight Courier or Hand:

U.S. Bank National Association

111 Fillmore Avenue

St. Paul, MN 55107-1402

Attention: Specialized Finance

Telephone: (651) 466-7150

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

The undersigned acknowledges receipt of the Prospectus dated                     , 2017 (the “Prospectus”) of Crown Americas LLC and Crown Americas Capital Corp. V (collectively, the “Companies”) and this Letter of Transmittal (this “Letter of Transmittal”), which together constitute the Companies’ offer to exchange (the “Exchange Offer”), upon the terms and conditions set forth in the Prospectus and this Letter of Transmittal each $1,000 principal amount of their 4.250% Senior Notes due 2026 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement (the “Registration Statement”) of which the Prospectus is a part, for each $1,000 principal amount of their outstanding 4.250% Senior Notes due 2026 (the “Old Notes”), of which $400 million aggregate principal amount is outstanding. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

Interest on the New Notes will accrue from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange therefor. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Old Notes. The Companies reserve the right, at any time or from time to time, to extend the Exchange Offer in their discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Companies shall notify holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date. In addition, if the Companies materially amend the terms of the Exchange Offer, the Companies will as promptly as practicable distribute a prospectus supplement to the holders of the Old Notes disclosing the change and extend the exchange offer for a period of five to ten business days, depending upon the significance of the amendment and the manner of disclosure to the registered holders, if the Exchange Offer would otherwise expire during the five to ten business day period.

This Letter of Transmittal is to be completed by a Holder of Old Notes either if (a) a tender of Old Notes is to be made by delivering physical certificates for such Old Notes to the Exchange Agent or (b) a tender of Old Notes is to be made by book-entry transfer to the account of the Exchange Agent for the Exchange Offer at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under “The Exchange Offer—Procedures for Tendering Old Notes—DTC Book-Entry Transfers” in the Prospectus. Certificates or book-entry confirmation of the transfer of Old Notes into the Exchange Agent’s account at DTC, as the case may be, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Old Notes into the Exchange Agent’s account at DTC. The term “agent’s message” means a message to the Exchange Agent, transmitted by DTC through DTC’s Automated Tender Offer Program system, which states that such facility has received an express acknowledgment that the Holder agrees to be bound by the Letter of Transmittal and that the Companies may enforce the Letter of Transmittal against such Holder. The agent’s message forms a part of a book-entry transfer.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

List below the notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

DESCRIPTION OF 4.250% SENIOR NOTES DUE 2026 TENDERED HEREBY*
Name(s) and Address(es) of Registered Owner(s) (Please fill in)	Certificate or Registration Numbers	Aggregate Principal Amount Represented by Old Notes	Principal Amount Tendered**

Total:

☐	If Note(s) have been lost, destroyed or stolen, please check this box and see Instruction 7.

Please fill out remainder of this Letter of Transmittal and indicate here the number of lost, destroyed or stolen Notes:

*	Need not be completed by book-entry Holders.
**	Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders of Notes must be in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

This Letter of Transmittal is to be used by Holders if certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

The term “Holder” with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Companies or any other person who has obtained a properly completed bond power from the registered holder.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety. Please read this entire Letter of Transmittal carefully before checking any box below.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Companies the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Companies all right, title and interest in and to such Old Notes as are being tendered hereby, in full satisfaction of all obligations owing to the undersigned arising out of or relating to the Old Notes, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Companies in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that when the same are accepted for exchange, the Companies will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Notes and it has no arrangements or understandings with any Person to participate in a distribution of the New Notes. If the undersigned is a Broker-Dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the New Notes, they must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Companies. If the undersigned or the person receiving the New Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Companies, the undersigned represents to the Companies that the undersigned understands and acknowledges that such New Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Companies to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by a book-entry transfer facility.

The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “The Exchange Offer—Terms of the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Companies), as more particularly set forth in the Prospectus, the Companies may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

All authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated in the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if a New Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by Holder(s) that have completed either the box entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 3).

For purposes of the Exchange Offer, the Companies shall be deemed to have accepted validly tendered Old Notes when, as and if the Companies have given oral or written notice thereof to the Exchange Agent.

The undersigned understands that tenders of old Notes pursuant to the procedures described under the caption “The Exchange Offer—Procedures for Tendering Old Notes” in the Prospectus and in the instructions hereto will, upon the Company’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Companies upon the terms and subject to the conditions of the Exchange Offer and that the tendering Holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Old Notes accrued up to the date of issuance of the New Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

SPECIAL REGISTRATION INSTRUCTIONS
To be completed ONLY if the Old Notes are to be issued in the name of someone other than the undersigned.
Name

Address

Book-Entry Transfer Facility Account:

Employer Identification or Social Security Number:
(Please print or type)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the Old Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of 4.250% Senior Notes due 2026 Tendered Hereby.”

Name

Address

Employer Identification or Social Security Number:
(Please print or type)

REGISTERED HOLDER(S) OF OLD NOTES SIGN HERE

(In addition, complete Substitute Form W-9 below)

X

X

Dated:                     , 2017

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (Please print or type:)

Name and Capacity (full title)

Address (including zip code)
(Area Code and Telephone Number)
(Taxpayer Identification or Social Security No.)
Dated: , 2017

SIGNATURE GUARANTEE (If Required—See Instruction 4)
(Signature of Representative of Signature Guarantor)
(Name and Title)
(Name of Plan)
(Area Code and Telephone Number)
Dated: , 2017

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Certificates. All physically delivered Old Notes or confirmation of any book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to expiration of the Exchange Offer (the “Expiration Date”). The method of delivery of this Letter of Transmittal, the Old Notes and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof) or otherwise complying with the tender procedures set forth in the Prospectus, shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2. Partial Tenders; Withdrawals. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” in the box entitled “Description of 4.250% Senior Notes due 2026 Tendered Hereby”. A newly issued Old Note for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 P.M. on the Expiration Date, after which tenders of Old Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent or the Holder must otherwise comply with the withdrawal procedures of DTC as described in the Prospectus. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including the registration number(s) and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Companies, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”), unless the Old Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

If this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by an Eligible Institution (except where the Old Notes are tendered for the account of an Eligible Institution).

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Companies, proper evidence satisfactory to the Companies of their authority to so act must be submitted.

4. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box, the name and address (or account at DTC, as applicable) in which the New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

If no instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Old Notes or deposited at such Holder’s account at DTC, as applicable.

5. Transfer Taxes. The Companies shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to them or their order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Companies or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

6. Waiver of Conditions. The Companies reserve the right, in their reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7. Mutilated, Lost, Stolen or Destroyed Old Notes. If a Holder’s Old Note(s) has (have) been mutilated, lost, stolen or destroyed, such fact should be indicated on the face of the Letter of Transmittal. In such event, you may be required to complete a lost share affidavit and any additional documentation and instructions that may be required by the Exchange Agent and the Companies and provide indemnity satisfactory to the Exchange Agent and the Companies in order to effectively surrender such mutilated, lost, stolen or destroyed Old Notes.

8. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above.

9. Validity and Form. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Companies, which determination will be final and binding. The Companies reserve the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Companies’ acceptance of which would, in the opinion of counsel for the Companies, be unlawful. The Companies also reserve the right, in their reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Companies’ interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Companies shall determine. Although the Companies intend to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Companies, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

IMPORTANT TAX INFORMATION

IRS Circular 230 Disclosure: The discussion contained in this document as to tax considerations is not intended or written to be used, and cannot be used, for the purpose of avoiding United States federal income tax penalties. Such discussion is written to support the promotion or marketing of the transactions or matters addressed in this offering circular. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

Under current United States federal income tax law, a Holder tendering Old Notes is required to provide the Exchange Agent with such Holder’s correct taxpayer identification number (“TIN”) (generally, a social security number, individual taxpayer identification number, or employer identification number) on Substitute Form W-9 provided below, and to certify whether the Holder is subject to federal backup withholding and that the Holder is a United States person (as defined under the Internal Revenue Code of 1986, as amended (the “Code”)). If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, if (a) the Holder does not furnish the Exchange Agent with a TIN in the required manner, (b) the IRS notifies the Exchange Agent that the TIN provided is incorrect, or (c) the Holder is required but fails to certify that the Holder is not subject to backup withholding, federal backup withholding will apply. If federal backup withholding applies, the Exchange Agent or other payer is required to withhold a percentage (currently 28%) of any reportable payment made to a Holder of Old Notes pursuant to this tender offer as well as any future reportable payment that may be made to a Holder of New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

If the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and complete the Certificate of Awaiting Taxpayer Identification Number below. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will remit any previously withheld amounts to the IRS as backup withholding and will withhold a percentage (currently 28%) of all future reportable payments due to the Holder until the Holder furnishes its TIN to the Exchange Agent.

Certain Holders (including, among others, all corporations and certain non-United States persons) are not subject to these federal backup withholding requirements. Exempt Holders other than non-United States persons (as defined under the Code) should indicate their exempt status on Substitute Form W-9 by furnishing their TIN, writing “Exempt” on the face of the form, and signing and dating the form. A non-United States person must provide certification of foreign status as set forth below. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional instructions.

A non-United States person, unless the income or gain earned is effectively connected with a trade or business conducted in the United States by such non-United States person, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN signed under penalty of perjury, certifying that the person is a non-United States person and is the beneficial owner of any payment received. Only the beneficial owner of a reportable payment subject to federal backup withholding should use Form W-8BEN. In general, a person is not a beneficial owner of income if the person is receiving the income as nominee, agent, or custodian, or to the extent the person is a conduit whose participation in the transaction is disregarded. Certain other foreign persons, such as a withholding foreign partnership, withholding foreign trust, or an intermediary, should also not use Form W-8BEN, but should use an alternate form of a Form W-8. Consult your tax advisor for more information on these alternative forms. Failure to provide Form W-8BEN may result in withholding at a 30% rate (foreign person withholding) or federal backup withholding (currently 28%). A Form W-8BEN can be obtained from the Exchange Agent or from the IRS website at www.irs.gov.

PAYOR’S NAME: U.S. Bank National Association

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification

Name (as shown on your income tax return)

Business Name/Disregarded Entity Name, if different from above

Check appropriate box:

☐ Individual/Sole proprietor        ☐ C Corporation        ☐ S Corporation        ☐ Partnership

☐ Trust/estate                               ☐ Other

☐ Limited liability company.

Enter the tax classification (C = C corporation, S = S corporation, P = Partnership)

Address

City, State, and ZIP code

	Part 1—Taxpayer Identification Number—Please provide your TIN in the box at right and certify by signing and dating below. If awaiting a TIN, write “Applied For.”	Social Security Number OR Employer Identification Number
PART 2—For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding. ☐

PART 3—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE		DATE

Certification Instructions—See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for the appropriate TIN and signature for the certification. Persons awaiting a taxpayer identification number should complete the additional certification described below. Foreign persons claiming exemption from these requirements should consult the Exchange Agent or contact their tax advisor regarding proper establishment of the exemption.

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING ON PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 OR CONSULT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, I will be subject to backup withholding on all reportable payments made to me.

Signature	Date , 2017